    As filed with the Securities and Exchange Commission on August 13, 1998

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement         / /  Confidential, for Use of
                                              the Commission Only
/x/  Definitive Proxy Statement               (as permitted by Rule
                                              14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MUNIENHANCED FUND, INC.
                              MUNIYIELD FUND, INC.
                          MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                            MUNIENHANCED FUND, INC.
                             MUNIYIELD FUND, INC.
                         MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              SEPTEMBER 24, 1998

To The Stockholders:

  Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 24, 1998 at the time specified in Exhibit A hereto for the following purposes:

    (1) To elect members of the Board of Directors of each Fund to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on July 27, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                          By Order of the Board of Directors

                                          Philip M. Mandel
                                          Secretary of the Funds

Plainsboro, New Jersey
Dated: August 13, 1998

                           COMBINED PROXY STATEMENT

                               ----------------

                            MUNIENHANCED FUND, INC.
                             MUNIYIELD FUND, INC.
                         MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.

                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              SEPTEMBER 24, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1998 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 24, 1998 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 14, 1998.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors and for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors of each Fund has fixed the close of business on July 27, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock, par value $.10 per share ("Common Stock") and shares of auction market preferred stock ("AMPS") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or AMPS at such date.

  The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

    (2) All proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

  The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

  Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit A.

                                            PRINCIPAL OCCUPATIONS
                                            DURING PAST FIVE YEARS
      NAME AND ADDRESS       AGE        AND PUBLIC DIRECTORSHIPS(/1/)
      ----------------       --- --------------------------------------------
James H.                      54 Director and Executive Vice President, The
 Bodurtha(/1/)(/2/)(/3/)....      China Business Group, Inc. since 1996;
 36 Popponesset Road              Chairman and Chief Executive Officer, China
 Cotuit, Massachusetts 02635      Enterprise Management Corporation from 1993
                                  to 1996; Chairman, Berkshire Corporation
                                  since 1980; Partner, Squire, Sanders &
                                  Dempsey from 1980 to 1993.
Herbert I.                    59 John M. Olin Professor of Humanities, New
 London(/1/)(/2/)(/3/)......      York University since 1994 and Professor
 113-115 University Place         thereof since 1980; Dean, Gallatin Division
 New York, New York 10003         of New York University from 1972 to 1994;
                                  Distinguished Fellow, Herman Kahn Chair,
                                  Hudson Institute from 1984 to 1985;
                                  Trustee, Hudson Institute since 1980 and
                                  President since 1997; Director, Damon Corp.
                                  from 1991 to 1995; Overseer, Center for
                                  Naval Analyses from 1983 to 1993; Limited
                                  Partner, Hypertech LP in 1996.

                                            PRINCIPAL OCCUPATIONS
                                            DURING PAST FIVE YEARS
      NAME AND ADDRESS       AGE        AND PUBLIC DIRECTORSHIPS(/1/)
      ----------------       --- --------------------------------------------
Robert R.                     71 Chairman and Chief Executive Officer,
 Martin(/1/)(/2/)(/3/)......      Kinnard Investments, Inc. from 1990 to
 513 Grand Hill                   1993; Executive Vice President, Dain
 St. Paul, Minnesota 55102        Bosworth from 1974 to 1989; Director,
                                  Carnegie Capital Management from 1977 to
                                  1985 and Chairman thereof in 1979;
                                  Director, Securities Industry Association
                                  from 1981 to 1982 and Public Securities
                                  Association from 1979 to 1980; Chairman of
                                  the Board, WTC Industries, Inc. in 1994;
                                  Trustee, Northland College since 1992.
Joseph L.                     69 Attorney in private practice since 1984;
 May(/1/)(/2/)(/3/).........      President, May and Athens Hosiery Mills
 424 Church Street                Division, Wayne-Gossard Corporation from
 Suite 2000                       1954 to 1983; Vice President, Wayne-Gossard
 Nashville, Tennessee 37219       Corporation from 1972 to 1983; Chairman,
                                  The May Corporation (personal holding
                                  company) from 1972 to 1983; Director,
                                  Signal Apparel Co. from 1972 to 1989.
Andre F.                      46 Professor, Harvard Business School since
 Perold(/1/)(/2/)(/3/)......      1989 and Associate Professor from 1983 to
 Morgan Hall                      1989; Trustee, The Common Fund since 1989;
 Soldiers Field                   Director, Quantec Limited since 1991 and
 Boston, Massachusetts 02163      TIBCO from 1994 to 1996.
Arthur Zeikel(/1/)(/3/)*....  66 Chairman of Fund Asset Management, L.P.
 P.O. Box 9011                    ("FAM," which term as used herein includes
 Princeton, New Jersey            its corporate predecessors) and of MLAM
 08543-9011                       (which term as used herein includes its
                                  corporate predecessors) since 1997;
                                  President of FAM and MLAM from 1977 to
                                  1997; Chairman of Princeton Services, Inc.
                                  ("Princeton Services") since 1997, Director
                                  thereof since 1993 and President thereof
                                  from 1993 to 1997; Executive Vice President
                                  of Merrill Lynch & Co., Inc. ("ML & Co.")
                                  since 1990.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors."
(2) Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

  Committee and Board of Directors Meetings. The Board of Directors of each Fund has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. No Funds' Board of Directors has a nominating committee.

  During each Fund's last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act., i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing reporting his election as a Senior Vice President of FAM, which report indicated that he owned no shares of any of the Funds.

  Interested Persons. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

  Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

  Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

  Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

NOMINEE                            FUND AND CLASS OF SHARES            NO. OF SHARES HELD*
-------                  --------------------------------------------- -------------------
Joseph L. May........... MuniEnhanced Fund, Inc.--Common Stock                1,000
                         MuniYield Fund, Inc.--Common Stock                   1,024
                         MuniYield Quality Fund, Inc.--Common Stock           1,000
                         MuniYield Quality Fund II, Inc.--Common Stock        1,000

--------
*These holdings represent less than 0.005% of the shares of Common Stock outstanding.

  At the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from a Fund. The Board of Directors of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

  Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                               LEGAL PROCEEDINGS

  On June 21, 1996, a purported class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including each of the Funds) for which FAM serves as the investment adviser (two of these seven funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

  Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

  On August 27, 1996, defendants moved to transfer the action to the United States Court for the District of New Jersey. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

  On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that, even if the allegations in the complaint were true, plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under Section 36(b) and state law. Plaintiffs filed a First Amended Complaint on March 31, 1998, realleging their claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

  The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including each of the Funds) for any liabilities or expenses that they may incur in connection with this litigation.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

  With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and
(iii) approval of Item 2, "Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

  Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR AND A COPY OF ITS SEMI-ANNUAL REPORT TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in April 1999 (for MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.) or May 1999 (for MuniEnhanced Fund, Inc.) and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 2, 1998 (for MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.) or December 2, 1998 (for MuniEnhanced Fund, Inc.).

                                       By Order of the Board of Directors

                                       Philip M. Mandel
                                       Secretary of the Funds

Dated: August 13, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

 . GENERAL INFORMATION PERTAINING TO THE FUNDS

                             DEFINED TERM                      STATE OF
           FUND            USED IN EXHIBIT A FISCAL YEAR END ORGANIZATION MEETING TIME
----------------------------------------------------------------------------------
  MuniEnhanced Fund, Inc.     ME Fund              1/31           MD        9:00 a.m.
----------------------------------------------------------------------------------
  MuniYield Fund, Inc.        MY Fund             10/31           MD       12:15 p.m.
----------------------------------------------------------------------------------
  MuniYield Quality Fund,
  Inc.                        Quality             10/31           MD       12:30 p.m.
----------------------------------------------------------------------------------
  MuniYield Quality Fund
  II, Inc.                    Quality II          10/31           MD       12:45 p.m.

           SHARES OUTSTANDING AS OF THE RECORD DATE
           ----------------------------------------
     FUND                       COMMON STOCK  AMPS
---------------------------------------------------
  ME Fund                        29,039,176   6,000
---------------------------------------------------
  MY Fund                        37,420,082  10,000
---------------------------------------------------
  Quality                        30,425,258   8,000
---------------------------------------------------
  Quality II                     22,070,885   6,000

 . INFORMATION PERTAINING TO OFFICERS AND DIRECTORS

                YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD

     FUND                     BODURTHA LONDON MARTIN MAY  PEROLD ZEIKEL
-----------------------------------------------------------------------
  ME Fund                       1995    1989   1993  1989  1989   1989
-----------------------------------------------------------------------
  MY Fund                       1995    1991   1993  1991  1991   1991
-----------------------------------------------------------------------
  Quality                       1995    1992   1993  1992  1992   1992
-----------------------------------------------------------------------
  Quality II                    1995    1992   1993  1992  1992   1992

  Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

                    NOMINEES TO BE          NOMINEES TO BE ELECTED BY
     FUND     ELECTED BY HOLDERS OF AMPS HOLDERS OF COMMON STOCK AND AMPS
-------------------------------------------------------------------------
  ME Fund         Herbert I. London             James H. Bodurtha
                  Andre F. Perold               Robert R. Martin
                                                Joseph L. May
                                                Arthur Zeikel
-------------------------------------------------------------------------
  MY Fund         James H. Bodurtha             Herbert I. London
                  Joseph L. May                 Robert R. Martin
                                                Andre F. Perold
                                                Arthur Zeikel
-------------------------------------------------------------------------
  Quality         Joseph L. May                 James H. Bodurtha
                  Andre F. Perold               Herbert I. London
                                                Robert R. Martin
                                                Arthur Zeikel
-------------------------------------------------------------------------
  Quality II      James H. Bodurtha             Herbert I. London
                  Joseph L. May                 Robert R. Martin
                                                Andre F. Perold
                                                Arthur Zeikel

  Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Directors during each Fund's most recently completed fiscal year.

                          BOARD                   AUDIT COMMITTEE
                                                                             AGGREGATE
              # MEETINGS ANNUAL  PER MEETING # MEETINGS ANNUAL  PER MEETING   FEES AND
     FUND       HELD*    FEE ($)  FEE ($)**     HELD    FEE ($)  FEE ($)*   EXPENSES ($)
----------------------------------------------------------------------------------------
  ME Fund          6      5,000      500          4      1,000      250        45,653
----------------------------------------------------------------------------------------
  MY Fund          6      5,000      500          4      1,000      250        45,500
----------------------------------------------------------------------------------------
  Quality          6      2,500      250          4        500      125        22,820
----------------------------------------------------------------------------------------
  Quality II       6      2,500      250          4        500      125        22,888

 *Includes meetings held via teleconferencing equipment.
**The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

  Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Directors for the most recently completed fiscal year.

                                 COMPENSATION FROM FUND ($)*
-----------------------------------------------------------------------------------------------
     FUND          BODURTHA           LONDON           MARTIN            MAY            PEROLD
-----------------------------------------------------------------------------------------------
  ME Fund           9,000             9,000            9,000            9,000           9,000
-----------------------------------------------------------------------------------------------
  MY Fund           9,000             9,000            9,000            9,000           9,000
-----------------------------------------------------------------------------------------------
  Quality           4,500             4,500            4,500            4,500           4,500
-----------------------------------------------------------------------------------------------
  Quality II        4,500             4,500            4,500            4,500           4,500

* No pension or retirement benefits are accrued as part of Fund expenses.

  Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors for the year ended December 31, 1997.


                        AGGREGATE COMPENSATION FROM FUND AND OTHER
   NAME OF DIRECTOR   FAM/MLAM ADVISED FUNDS PAID TO DIRECTORS ($)(1)
---------------------------------------------------------------------
   James H. Bodurtha                      148,500
---------------------------------------------------------------------
   Herbert I. London                      148,500
---------------------------------------------------------------------
   Robert R. Martin                       148,500
---------------------------------------------------------------------
   Joseph L. May                          148,500
---------------------------------------------------------------------
   Andre F. Perold                        148,500

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
    Mr. Bodurtha (23 registered investment companies consisting of 41 portfolios); Mr. London (23 registered investment companies consisting of 41 portfolios); Mr. Martin (23 registered investment companies consisting of 41 portfolios); Mr. May (23 registered investment companies consisting of 41 portfolios); and Mr. Perold (23 registered investment companies consisting of 41 portfolios).

  Set forth in the table below is information about the officers of all of the Funds.


                              OFFICER INFORMATION

-------------------------------------------------------------------------------
                                                            OFFICER SINCE
                                    -------------------------------------------
            NAME AND                                   ME   MY          QUALITY
           BIOGRAPHY            AGE      OFFICE       FUND FUND QUALITY   II
-------------------------------------------------------------------------------
  Arthur Zeikel...............   66    President      1989 1991  1992    1992
  Chairman of MLAM and FAM
  since 1997; President of
  MLAM and FAM from 1977 to
  1997; Chairman of Princeton
  Services since 1997 and
  Director thereof since 1993;
  President of Princeton
  Services from 1993 to 1997;
  Executive Vice President of
  ML & Co., Inc. since 1990.
-------------------------------------------------------------------------------
  Terry K. Glenn..............   57  Executive Vice   1989 1991  1992    1992
  Executive Vice President of          President
  MLAM and FAM since 1983;
  Executive Vice President and
  Director of Princeton
  Services since 1993;
  President of Princeton Funds
  Distributor, Inc. ("PFD")
  since 1986 and Director
  thereof since 1991;
  President of Princeton
  Administrators, L.P. since
  1988.
-------------------------------------------------------------------------------
  Vincent R. Giordano.........   53   Senior Vice     1989 1991  1992    1992
  Senior Vice President of FAM         President
  and MLAM since 1984;
  Portfolio Manager of FAM and
  MLAM since 1977; Senior Vice
  President of Princeton
  Services since 1993.
-------------------------------------------------------------------------------
  Kenneth A. Jacob............   47  Vice President   1989 1991  1992    1992
  First Vice President of MLAM
  since 1997; Vice President
  of MLAM from 1984 to 1997;
  Vice President of FAM since
  1984.
-------------------------------------------------------------------------------
  Donald C. Burke.............   38  Vice President   1993 1993  1993    1993
  First Vice President of MLAM
  since 1997; Vice President
  of MLAM from 1990 to 1997;
  Director of Taxation of MLAM
  since 1990.
-------------------------------------------------------------------------------
  Robert A. DiMella, CFA......   31  Vice President    --   --    --     1995
  Vice President of MLAM since
  1997; Assistant Portfolio
  Manager of MLAM from 1993 to
  1995; Assistant Portfolio
  Manager with Prudential
  Investment Advisors from
  1991 to 1993.
-------------------------------------------------------------------------------
  Hugh T. Hurley, III.........   33  Vice President   1995   --  1995     --
  Vice President of MLAM since
  1993; Municipal Bond Broker
  with Titus & Donnelly from
  1990 to 1993.

--------------------------------------------------------------------------------
                                                             OFFICER SINCE
                                    --------------------------
            NAME AND                                    ME   MY          QUALITY
            BIOGRAPHY            AGE      OFFICE       FUND FUND QUALITY   II
--------------------------------------------------------------------------------
  Theodore R. Jaeckel, Jr......   38  Vice President    --  1995   --      --
  Director (Municipal Tax-
  Exempt Fund Management) of
  MLAM since 1997; Vice
  President of MLAM from 1991
  to 1997.
--------------------------------------------------------------------------------
  Gerald M. Richard............   49    Treasurer      1989 1991  1992    1992
  Senior Vice President and
  Treasurer of MLAM and FAM
  since 1984; Senior Vice
  President and Treasurer of
  Princeton Services since
  1993; Treasurer of PFD since
  1984 and Vice President
  thereof since 1981.
--------------------------------------------------------------------------------
  Philip M. Mandel.............   51    Secretary      1997 1997  1997    1997
  First Vice President of MLAM
  since 1997; Assistant General
  Counsel of MLPF&S from 1989
  to 1997.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     FOR [_]           AGAINST [_]                ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                                 , 1998
                                         -------------------------------

                                  X
                                    ---------------------------------------
                                                Signature

                                  X
                                    ---------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                            MUNIENHANCED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniEnhanced Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Robert R. Martin, Joseph L. May, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]              AGAINST [_]                  ABSTAIN [_]


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                              MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]            AGAINST [_]            ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                              MUNIYIELD FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
Herbert I. London, Robert R. Martin, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]            AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                          MUNIYIELD QUALITY FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                          MUNIYIELD QUALITY FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   To vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
Herbert I. London, Robert R. Martin, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


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